                                                               EXHIBIT 23(b)




                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------



The Partners
Wells Real Estate Fund IX, L.P.:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                     KPMG PEAT MARWICK LLP


Atlanta, Georgia

October 21, 1996